Scudder
Pathway Series:

International Portfolio

Semiannual Report
March 31, 1998

Pure No-Load(TM) Funds

A mutual fund which seeks maximum total return by investing in a select mix of international and global Scudder Funds.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                 Scudder Pathway Series: International Portfolio

--------------------------------------------------------------------------------
Date of Inception: 11/15/96  Total Net Assets as of       Ticker Symbol: SPIPX
                             3/31/98: $10.2 million
--------------------------------------------------------------------------------

o International Portfolio exceeded the performance of its composite benchmark for the six-month, 12-month, and since-inception periods as of March 31, 1998. For the six-month period the Portfolio returned 4.17%, versus a 2.84% return for its composite benchmark.


o For the six-month period, European equity market performance outdistanced that of every other region in the world, including the United States, as attractive valuations, corporate restructurings, and positive sentiment surrounding the impending EMU sent stocks higher.


o Despite a strong rebound in the first quarter of 1998, the Asian markets reported negative returns for the six-month period as a result of the protracted financial crisis there.



                                Table of Contents

   3  Letter from the Series' President    11  Financial Statements
   4  Performance Update                   14  Financial Highlights
   5  Portfolio Summary                    15  Notes to Financial Statements
   6  Portfolio Management Discussion      17  Shareholder Meeting Results
   8  Glossary of Investment Terms         20  Officers and Trustees
   9  Portfolio Highlights                 21  Investment Products and Services
  10  Investment Portfolio                 22  Scudder Solutions


               2 - Scudder Pathway Series: International Portfolio

                        Letter from the Series' President

Dear Shareholders,

     The six-month period covered by this report was a good test for the Pathway
Series: International Portfolio. The period began under the cloud of the Asian financial crisis and the market correction in October. Concerns eased by the beginning of 1998, as the anticipated flood of cheap imports from Asia and sharply lower corporate earnings for U.S. corporations failed to appear. Meanwhile, the U.S. economy remains healthy and things are looking up in many foreign markets, especially Europe.

     With valuations of U.S. stocks at relatively high levels, we think that the International Portfolio provides timely diversification for investors with significant domestic holdings. The Portfolio provides a convenient way to gain exposure to the many opportunities we believe exist in the foreign markets. Starting on page, lead portfolio manager Ben Thorndike discusses these opportunities and how the Portfolio is positioned to take advantage of the environment abroad.

     At the beginning of 1998, the Series' investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide the management team with expanded resources in managing the Portfolio.

     For those of you who are interested in new Scudder products, we recently introduced three new industry sector funds that comprise the Choice Series:
Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund. In addition, April 6th marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. For further information on any of these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Pathway Series:
International Portfolio. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/ Daniel Pierce

     Daniel Pierce
     President,
     Scudder Pathway Series


              3 - Scudder Pathway Series: International Portfolio

PERFORMANCE UPDATE as of March 31, 1998
-----------------------------------------------------------------
Portfolio Index Comparisons
-----------------------------------------------------------------
SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO
-----------------------------------------------
                       Total Return
-----------------------------------------------
Period Ended   Growth of               Average
3/1/98          $10,000   Cumulative   Annual
-----------------------------------------------
1 Year         $ 11,614     16.14%     16.14%
Life of
Portfolio*     $ 12,145     21.45%     15.21%
-----------------------------------------------
MSCI ALL COUNTRY (EX U.S.) INDEX (75%),
JP MORGAN NON-U.S. GLOBAL GOVERNMENT BOND
INDEX (20%), 3-MONTH T-BILL (5%)
-----------------------------------------------
                       Total Return
-----------------------------------------------
Period Ended   Growth of               Average
3/1/98          $10,000   Cumulative   Annual
-----------------------------------------------
1 Year         $ 11,283     12.83%     12.83%
Life of
Portfolio*     $ 11,039     10.39%      7.71%
-----------------------------------------------
*The Portfolio commenced operations on November 15, 1996.
Index comparisons begin November 30, 1996.

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


Scudder Pathway Series: International Portfolio
Year            Amount
----------------------
11/96*         $10,000
12/96          $10,141
3/97           $10,388
6/97           $11,470
9/97           $11,581
12/97          $10,848
3/98           $12,064

MSCI All Country (ex U.S.) Index
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,880
3/97           $ 9,872
6/97           $11,153
9/97           $11,041
12/97          $10,048
3/98           $11,424

MSCI All Country (ex U.S.) Index (75%),
JP Morgan Non-U.S. Global Government Bond
Index (20%), 3-month T-Bill (5%)
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,900
3/97           $ 9,784
6/97           $10,787
9/97           $10,734
12/97          $10,002
3/98           $11,039

The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. The JP Morgan Non-U.S. Global
Government Bond Index is a market value-weighted measure of bonds excluding U.S. bonds. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended March 31
-----------------------------

                          1997*     1998
                      --------------------
Net Asset Value......    $12.19    $13.59
Income Dividends.....    $  .25    $  .16
Capital Gains
Distributions........    $  .10    $  .35
Portfolio Total
Return (%)...........      4.57     16.14
Blended Index Total
Return (%)...........     -2.16     12.83

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained some of the Underlying Funds' expenses, the total return for the Portfolio would have been lower.

               4 - Scudder Pathway Series: International Portfolio

PORTFOLIO SUMMARY as of March 31, 1998
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Money Market                        4%
Fix Income                         11%
Equity                             85%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

An emphasis on international
equity funds anchored the
Portfolio, despite a slight
increase in the money market
fund's weighting.

--------------------------------------------------------------------------
ASSET CLASS RANGES
--------------------------------------------------------------------------

Money Market                           0-20%
Fixed Income Funds                     0-40%
Equity Funds                         60-100%

Portfolio allocations are derived
from the risk profile for the
Fund; changes are expected to
be modest and infrequent.

--------------------------------------------------------------------------
PORTFOLIO HOLDINGS BY FUND
--------------------------------------------------------------------------
--------------------------------------------
Scudder International Fund              62%
--------------------------------------------
Scudder Emerging Markets Growth Fund     9%
--------------------------------------------
Scudder Greater Europe Growth Fund       9%
--------------------------------------------
Scudder Emerging Markets Income Fund     6%
--------------------------------------------
Scudder Latin America Fund               5%
--------------------------------------------
Scudder International Bond Fund          5%
--------------------------------------------
Scudder Cash Investment Trust            4%
--------------------------------------------
                                       100%
--------------------------------------------

The European equity markets,
which outperformed the U.S.
equity markets for the six-month
period, were well represented in
our holdings of International
Fund and Greater Europe Growth
Fund.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary is available upon request.

               5 - Scudder Pathway Series: International Portfolio

                         Portfolio Management Discussion

In the following interview, Ben Thorndike, lead portfolio manager of Scudder Pathway Series, discusses the market environment and the team's investment strategy during the six-month report period.

Q: The fourth quarter of 1997 and the first quarter of 1998 were two contrasting environments for investors. How would you summarize this six-month period?

A: The deepening crisis in Asia heightened concerns over slowing earnings growth in the United States, which is a significant exporter to Asia. Sharply lower currencies in Asia and other regions have the effect of making U.S. exports more expensive to foreign customers. Investors worried about this in the fourth quarter, especially for companies that derive a major portion of their revenues from sales to the region.

Q: The first quarter of 1998 was a different story, wasn't it?

A: Yes, market sentiment reversed in the first quarter. The domestic and foreign equity markets managed to shrug off concerns over Asia, at least temporarily, and the major market indices continued to move up strongly. In fact, many people don't realize that the foreign equity markets in aggregate outperformed U.S. equities 14.71% versus 13.95% during the first quarter. While six-month returns were mixed across the regions, Europe recorded a 20.39% return, besting the 17.84% return of the U.S. stock market for the six-month period.^1 The Asian and emerging markets continued to struggle, reporting negative returns for the same period.

Q: What is contributing to Europe's strong showing?

A: We believe attractive valuations and compelling earnings prospects for 1998 are driving the performance of many European markets. There are several factors that are facilitating this positive environment. Many European companies are restructuring in anticipation of EMU (European Monetary Union) and the region's economic integration. It's partly generational, but we're also seeing new management teams revamp companies in recognition that, in many cases, past management approaches are not competitive in today's global marketplace.

Q: Asia's stellar equity market performance in the first quarter of 1998 suggests that the worst is over. Is this true?

A: That statement underestimates the depth and seriousness of the situation in Asia. The financial cleanup will be very difficult because it will require the economic equivalent of major surgery. Asia has a massive problem in a system that has grossly misallocated capital. We don't expect government spending and exports to rescue the region any time soon. IMF (International Monetary Fund) requirements will produce their own impediments to growth, and political and social upheaval is inevitable. Asia will recover, but it will take time. A linchpin is, of course, Japan. Without meaningful economic stimulus in Japan, recovery in Asia will be delayed because of the region's economic interdependency. Longer term, the stage may be set for renewed growth on a more stable base including freer markets, rather than government support of key industries.

--------------
^1 Morgan Stanley Capital International indices: EAFE,
USA, and Europe for the periods ended March 31, 1998.

              6 - Scudder Pathway Series: International Portfolio

 Performance^1
 Total returns for the periods ended March 31, 1998
 ---------------------------------------------------

                                 6-month    12-month
 ---------------------------------------------------
   Europe                         20.39%      42.01%

   USA                            17.84       47.98

   Europe, Australia, and          4.93       16.85
   Far East (EAFE)

   Pathway International           4.17       16.14
   Portfolio

   Emerging Markets Bonds          0.87       17.98

   International Bonds            -0.29        2.84

   EMF Latin America             -11.59      -37.04

   Emerging Markets Free         -13.15      -15.27

   Japan                         -18.11      -11.69

   Far East                      -19.18      -15.80


The Portfolio's diversified approach to investing internationally was particularly valuable in an environment of negative return in many overseas markets.

--------------
^1 Total return performance as of 3/31/98. Indices are unmanaged, include reinvestment of dividends, and do not represent the performance of any Scudder fund. Unlike fund returns, indices do not reflect fees and expenses. Source:
Morgan Stanley Capital International Equity Indices except as noted:
International Bonds -- JP Morgan Non-U.S. Global Government Bond and Emerging Market Bonds -- JP Morgan EMBI+ Composite. Past performance is no guarantee of future returns.



Q: Latin America is generally on much better footing than Asia, but the markets posted declines ranging from 10 to 20% over the six months. Why?

A: The fall of Asian currencies has made Asian goods significantly less expensive on the global markets, and Latin American companies must compete against these lower priced goods. In addition, many investors wondered if some Latin American currencies would be the next domino to fall at the hands of currency traders, and subsequently moved out of these stocks. While the outcome of the Asian crisis is still pending, we believe the prognosis for Latin America is much better.


              7 - Scudder Pathway Series: International Portfolio

                          Glossary of Investment Terms


 ASSET ALLOCATION                 The distribution of assets among the major
                                  asset classes, such as stocks, bonds, and money market instruments. The asset allocation decision is based on an investor's objective, investment horizon, and risk tolerance. For example, an investor with a long-term investment horizon that is comfortable assuming additional risk in seeking higher returns may decide to allocate a higher proportion to stocks than bonds or money markets.

 CURRENCY DEVALUATION             A significant decline of a currency's value
                                  relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For
                                  U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

 DIVERSIFICATION                  The spreading of risk by investing in several
                                  asset categories, industry sectors, or
                                  individual securities. An investor with a broadly diversified portfolio will receive some protection from the price declines of an individual asset class.

 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 INTERNATIONAL MONETARY FUND      The IMF is an organization focused on
                                  lowering trade barriers and stabilizing
                                  currencies. While helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

 OVER/UNDER WEIGHTING             Refers to the allocation of assets -- usually
                                  by sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e., the S&P 500) or an investment universe. For example, an investment portfolio that overweights financial stocks holds a higher percentage of finance stocks than the comparative benchmark.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


              8 - Scudder Pathway Series: International Portfolio

                              Portfolio Highlights

                         Pathway International Portfolio

Pathway International Portfolio seeks to maximize total return by investing in a select mix of established international mutual funds.

International Portfolio exceeded the performance of its composite benchmark for the six-month, 12-month, and since-inception periods as of March 31, 1998. For the six-month period the Portfolio returned 4.17%, versus a 2.84% return for its composite benchmark.

The Portfolio's positive performance was significant given the weak market environments in Asia and Latin America over the six-month period. Holdings in six international funds provided broad diversification and exposure to the many opportunities in established, emerging, and regional markets. At the end of the period, the Portfolio's allocation was 4% of assets invested in the money market fund, 11% in international fixed income funds, and 85% in international equity funds. These allocations changed only slightly over the six-month period as a few minor adjustments were made within the equity portion of the Portfolio.

The Portfolio's core holding of International Fund, which typically invests in established companies in the major world markets, was reduced from 66% to 62% of assets. This Fund underperformed its benchmark during the period, but was offset by the 28.47% return of Greater Europe Growth Fund, a holding which was increased from 5% to 9% of assets. As the financial crisis in Asia continued to expand, we also made small reductions in our exposure to Emerging Markets Growth Fund and eliminated our holding of Pacific Opportunities Fund, which had constituted 2% of assets at the beginning of the period.

Fixed income fund weightings remained steady throughout the period, with the majority of holdings invested in Emerging Markets Income Fund. This Fund, which typically invests in high yielding securities in developing markets, provided especially strong returns in the first quarter of 1998 and has continued to be an important contributor to Portfolio performance. International Bond Fund, which invests primarily in established world markets, comprised 5% of assets, and underperformed its benchmark for the six-month period.

Looking ahead, U.S. equity valuations remain high, profits are slowing, and Asia is still troubled. Is it time to run and hide? Probably not. In fact, we believe the opportunity for investing internationally is heightened by this environment. While the U.S. stock market indices seem to be breaking into new territory every other day, it is likely this trend will not continue indefinitely. The foreign markets offer an attractive alternative, providing improved diversification for investors with substantial domestic equity holdings and less overall downside risk. It is a time for investors to manage the current environment of increased volatility through adequate exposure to small-cap equity, fixed income and, especially, international investments. We think investors who ride out the current environment of volatility will receive further rewards down the road.


              9 - Scudder Pathway Series: International Portfolio

              Investment Portfolio as of March 31, 1998 (Unaudited)

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Money Market 4.1%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -----------
Scudder Cash Investment Trust (Cost $418,778) ...........................................        418,778               418,778
                                                                                                                   -----------
Fixed Income 10.8%
------------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund ....................................................         52,074               608,748
Scudder International Bond Fund .........................................................         49,185               492,833
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $1,168,082)                                                                                 1,101,581
------------------------------------------------------------------------------------------------------------------------------

Equity 85.1%
------------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Growth Fund ....................................................         63,024               921,407
Scudder Greater Europe Growth Fund ......................................................         35,687               920,015
Scudder International Fund ..............................................................        120,842             6,291,053
Scudder Latin America Fund ..............................................................         19,009               521,227
------------------------------------------------------------------------------------------------------------------------------
Total Equity (Cost $8,512,344)                                                                                       8,653,702
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $10,099,204) (a)                                                         10,174,061
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $10,122,306. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $51,755. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $222,846 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $171,091.

    The accompanying notes are an integral part of the financial statements.


              10 - Scudder Pathway Series: International Portfolio

                              Financial Statements

                       Statement of Assets and Liabilities
                        as of March 31, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $10,099,204) ...................    $ 10,174,061
                 Receivable for Portfolio shares sold ...................................          14,486
                 Income receivable ......................................................           3,961
                                                                                            ----------------
                 Total assets ...........................................................      10,192,508
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ......................................           3,875
                 Payable for Portfolio shares redeemed ..................................           1,879
                                                                                            ----------------
                 Total liabilities ......................................................           5,754
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                 $ 10,186,754
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ....................................          24,002
                 Net unrealized appreciation (depreciation) on investments ..............          74,857
                 Accumulated net realized gain (loss) ...................................         644,239
                 Paid-in capital ........................................................       9,443,656
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                 $ 10,186,754
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($10,186,754 / 749,747 outstanding shares of beneficial                  ----------------
                   interest, $.01 par value, unlimited number of shares authorized) .....          $13.59
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


              11 - Scudder Pathway Series: International Portfolio

                             Statement of Operations

               for the six months ended March 31, 1998 (Unaudited)

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Income distributions from Underlying Funds .............................   $     97,202
                --------------------------------------------------------------------------------------------
                 Net investment income                                                            97,202
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments
-----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss):
                 Investments ............................................................         62,929
                 Capital gain distributions from Underlying Funds .......................        816,916
                                                                                           -----------------
                                                                                                 879,845
                                                                                           -----------------
                 Net unrealized appreciation (depreciation) during the period on
                   investments ..........................................................       (652,016)
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                      227,829
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $    325,031
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


              12 - Scudder Pathway Series: International Portfolio

                       Statement of Changes in Net Assets

                                                                                                                  For the Period
                                                                                                Six Months         Nov. 15, 1996
                                                                                                   Ended           (commencement
                                                                                                 March 31,        of operations)
                                                                                                   1998           to September 30,
Increase (Decrease) in Net Assets                                                               (Unaudited)             1997
-----------------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ...................................................       $    97,202        $    61,993
                Net realized gain (loss) ................................................           879,845             45,130
                Net unrealized appreciation (depreciation) on investments during
                  the period ............................................................          (652,016)           726,873
                                                                                              -----------------  ------------------
                Net increase (decrease) in net assets resulting from operations .........           325,031            833,996
                                                                                              -----------------  ------------------
                Distributions to shareholders from:
                Net investment income ...................................................          (126,802)            (8,391)
                                                                                              -----------------  ------------------
                Net realized gains on investment transactions ...........................          (277,380)            (3,356)
                                                                                              -----------------  ------------------
                Portfolio share transactions:
                Proceeds from shares sold ...............................................         2,589,621         12,327,560
                Net asset value of shares issued to shareholders in reinvestment
                  of distributions ......................................................           368,824             10,929
                Cost of shares redeemed .................................................        (4,420,585)        (1,457,693)
                                                                                              -----------------  ------------------
                Net increase (decrease) in net assets from Portfolio share
                  transactions ..........................................................        (1,462,140)        10,880,796
                                                                                              -----------------  ------------------
                Increase (decrease) in net assets .......................................        (1,541,291)        11,703,045
                Net assets at beginning of period .......................................        11,728,045             25,000
                Net assets at end of period (including undistributed net                      -----------------  ------------------
                  investment income of $24,002 and $53,602, respectively) ...............       $10,186,754        $11,728,045
                                                                                              -----------------  ------------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Portfolio shares
                Shares outstanding at beginning of period ...............................           863,241              2,083
                                                                                              -----------------  ------------------
                Shares sold .............................................................           201,436            971,043
                Shares issued to shareholders in reinvestment of distributions ..........            30,182                918
                Shares redeemed .........................................................          (345,112)          (110,803)
                                                                                              -----------------  ------------------
                Net increase (decrease) in Portfolio shares .............................          (113,494)           861,158
                                                                                              -----------------  ------------------
                Shares outstanding at end of period .....................................           749,747            863,241
                                                                                              -----------------  ------------------

    The accompanying notes are an integral part of the financial statements.


              13 - Scudder Pathway Series: International Portfolio

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                    For the Period
                                                                                   Six Months        Nov. 15, 1996
                                                                                      Ended        (commencement of
                                                                                    March 31,       operations) to
                                                                                      1998            September 30,
Increase (Decrease) in Net Assets                                                  (Unaudited)            1997
--------------------------------------------------------------------------------------------------------------------
                                                                                 -----------------------------------
Net asset value, beginning of period .........................................       $13.59             $12.00
Income from investment operations:                                               -----------------------------------
Net investment income ........................................................          .12                .31
Net realized and unrealized gain on investment transactions ..................          .39               1.63(b)
                                                                                 -----------------------------------
Total from investment operations .............................................          .51               1.94
Less distributions:                                                              -----------------------------------
From net investment income ...................................................         (.16)              (.25)
From net realized gain on investments ........................................         (.35)              (.10)
                                                                                 -----------------------------------
Total distributions ..........................................................         (.51)              (.35)
                                                                                 -----------------------------------
                                                                                 -----------------------------------
Net asset value, end of period ...............................................       $13.59             $13.59
                                                                                 -----------------------------------
--------------------------------------------------------------------------------------------------------------------
Total Return (%) (d) .........................................................         4.17**            16.58**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................................           10                 12
Ratio of operating expenses to average daily net assets (%) (c) ..............           --                 --
Ratio of net investment income to average daily net assets (%) ...............         1.91*              1.23*
Portfolio turnover rate (%) ..................................................         50.3*              35.1*

(a) Based on monthly average shares outstanding during the period.
(b) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values during the period.
(c) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(d) Total return would have been lower if the Adviser had not maintained some of the Underlying Funds' expenses.
*   Annualized
**  Not annualized


              14 - Scudder Pathway Series: International Portfolio

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

The International Portfolio (the "Portfolio") is a diversified series of Scudder Pathway Series (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The series is composed of six separate diversified portfolios, four of which are currently offered. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds").

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The Portfolio uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended March 31, 1998, purchases and sales of investment securities (excluding money market investments) aggregated $2,486,947 and $3,717,215, respectively.


              15 - Scudder Pathway Series: International Portfolio

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Portfolio's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Portfolio and Scudder Kemper was approved by the Trust's Board of Trustees and by the Portfolio's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Portfolio.

In accordance with the Management Agreement with Scudder Kemper, the Adviser regularly provides the Portfolio with continuing investment management consistent with the Portfolio's investment objective.

Under the Special Servicing Agreement entered into by the Adviser, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolio, the Adviser arranges for all services pertaining to the operations of the Portfolio. If the Trustees determine that the aggregate expenses of the Portfolio are less than the estimated savings to the Underlying Scudder Funds from the operation of the Portfolio, each of the Underlying Scudder Funds will bear those expenses in proportion to the average daily value of its shares owned by the Portfolio. Consequently, no Underlying Scudder Funds will be expected to carry expenses that are in excess of the estimate of savings to the respective Funds. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds do not exceed aggregate expenses of the Portfolio, the Adviser will pay certain costs, on behalf of the Portfolio. For the six months ended March 31, 1998, the Adviser incurred expenses in the amount of $97,169. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolio during the period. The Adviser has assumed the Portfolio's organizational costs.


              16 - Scudder Pathway Series: International Portfolio

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Pathway Series International Portfolio (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

        For            Against         Abstain         Broker Non-Votes*
        ---            -------         -------         -----------------

      443,784           20,111          19,184                 0

2.    To elect Trustees.


                                                      Number of Votes:
                                                      ----------------

                      Trustee                  For                      Withheld
                      -------                  ---                      --------

         Dr. Rosita P. Chang                 467,676                     15,403

         Edgar R. Fiedler                    468,570                     14,510

         Peter B. Freeman                    467,178                     15,902

         Dr. J. D. Hammond                   468,397                     14,682

         Richard M. Hunt                     467,438                     15,641

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

        For            Against         Abstain         Broker Non-Votes*
        ---            -------         -------         -----------------

      424,456           28,383          21,062               9,178


             17 - Scudder Pathway Series: International Portfolio

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

        For            Against         Abstain         Broker Non-Votes*
        ---            -------         -------         -----------------

      432,333           25,393          19,826               9,178


5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ----------

         5.1   Borrowing                        429,962           25,034            18,905            9,178
         5.2   Senior securities                431,260           15,156            27,485            9,178
         5.3   Underwriting of securities       434,794           11,622            27,485            9,178
         5.4   Investment in real estate        431,388           15,028            27,485            9,178
         5.5   Purchase of physical             431,611           14,805            27,485            9,178
               commodities
         5.6   Loans                            434,703           11,713            27,485            9,178

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

         458,212                     3,627                      21,240

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


              18 - Scudder Pathway Series: International Portfolio

                                    This Page
                                  intentionally
                                   left blank.


              19 - Scudder Pathway Series: International Portfolio

                              Officers and Trustees


Daniel Pierce*
President

Dr. Rosita P. Chang
Trustee; Professor of Finance,
University of Rhode Island

Edgar R. Fiedler
Trustee; Vice President and
Economic Counsellor, The
Conference Board, Inc.

Peter B. Freeman
Trustee; Corporate Director and
Trustee

Dr. J. D. Hammond
Trustee; Dean, Smeal College of
Business Administration,
Pennsylvania State University

Richard M. Hunt
Trustee; University Marshal and
Senior Lecturer, Harvard
University

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Kathryn L. Quirk*
Vice President and Assistant
Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

              20 - Scudder Pathway Series: International Portfolio

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

              21 - Scudder Pathway Series: International Portfolio

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

              22 - Scudder Pathway Series: International Portfolio


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


              23 - Scudder Pathway Series: International Portfolio

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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